SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 23rd, 2018

Date of Report

(Date of Earliest Event Reported)

MONETIVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	84-3416105
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

4695 MacArthur Court

Newport Beach, CA 92660

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (949) 387-9799

500 Birch Street, West Tower

Suite 3000

Newport Beach, CA 92660
(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 8.01 Other Events

On March 1, 2018, the Company moved its headquarters and principle place of operations to 4695 MacArthur Court, Newport Beach, CA 92660. The Company’s telephone number has also changed. The current phone number for the Company is: (949) 387-9799.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MONETIVA, INC.

Dated: May 23rd, 2018	By:	/s/ Pierre Sawaya
President and Chief Executive Officer

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